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                                                                   Exhibit 10.14


                   FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

STATE OF TEXAS
COUNTY OF DALLAS

     THIS FIRST AMENDMENT TO OFFICE LEASE AGREEMENT (this "First Amendment") is made and entered into effective as of November 1, 1997, by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant").

                                R E C I T A L S

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated as of April 4, 1997 (the "Lease") concerning certain Premises defined therein and commonly known as Suite 3000 at 1701 North Collins Blvd., Richardson, Dallas County, Texas, which Lease is incorporated herein by reference; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to increase the size of the First Portion of the Premises and to decrease the size of the Second Portion of the Premises and to increase the Basic Rental.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the mutual agreements set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and do hereby agree, as follows:

     1. All terms capitalized herein and not specifically defined shall have the same meaning herein as is ascribed to them in the Lease.

     2. In Section 1. (c), "Premises", the rentable area in the leased Premises is increased to 20,227 square feet of rentable area. The First Portion of the Premises is increased in size to 14,277 square feet of rentable area (highlighted in yellow on Exhibit A) and the Second Portion of the Premises is decreased in size to 5,950 square feet of rentable area (highlighted in blue on Exhibit A) described on Exhibit A attached hereto and incorporated herein for all purposes. The total rentable area of the building is now stipulated for all purposes herein to be 56,991 square feet of rentable area.

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     3.   In Section 1.(d), "Lease Term", is changed to sixty (60) months, commencing on November 1, 1997 (the "Commencement Date") and ending on October 31, 2002.

     4.   In Section 1.(e), "Basic Rental", is increased to $2,026,933.47.

     5.   In Section 1.(f), "Monthly Rental Installment", is changed to:

          Monthly from November 1, 1997 through March 31, 1998 - $23,497.56;
          then
          Monthly from April 1, 1998 through October 31, 1998 - $33,290.27;
          then
          Monthly from November 1, 1998 through October 31, 2002 - $34,925.29; then

     6.   In Section 3, "Rent", Paragraph 2 is changed to read as follows:

          14.818 months of basic rental, to be applied to the first fifteen monthly basic rental installments accruing hereunder, totaling $448,927.50 ("Prepaid Rent"), together with the security deposit (as defined in

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          Paragraph 1(g) hereof), shall be payable by Tenant to Landlord in two lump sum payments. $241,880.42 will be due contemporaneously with the execution hereof. $224,463.75 will be due upon the later of June 1, 1997, or commencement of construction by Landlord of the work described in the Work Letter Agreement. Landlord will deposit the Prepaid Rent and Security Deposit in an escrow account with State Bank & Trust to be held until occupancy of the First Portion of the Premises by Tenant, at which time the Prepaid Rent and Security Deposit will become the property of Landlord remaining in the escrow account, which escrow account shall be debited monthly as basic rental accrues. On the first day of the fifteenth month following the date on which basic rent begins to accrue under this lease, Tenant shall pay $6,368.07. On the first day of the sixteenth month following the date on which basic rental begins to accrue under this lease, Tenant shall begin paying the scheduled monthly rental installment of $34,925.29 without demand and shall continue paying such monthly rental installments on or before the first day of each succeeding calendar month during the term hereof.

     7. Exhibit C, "Work Letter Agreement", Section 7, "Payment of Costs; Credit", line 7, the number $18.50 is increased to $23.75.

     8. Except as herein provided to the contrary, Tenant's lease of the premises from Landlord pursuant hereto shall be on the same terms and conditions as those specified in the Lease.

     9. The Lease (as amended by this First Amendment) remains in full force and effect and is hereby ratified and affirmed.

     IN WITNESS WHEREOF, this First Amendment is hereby executed effective as of the day and year first set forth above.

                                   LANDLORD:

                                   COLLINS CAMPBELL JOINT VENTURE,
                                     a Texas general partnership

                                   By: Jaytex Properties, Ltd.,
                                         a Texas limited partnership

                                       By: JRS Management, Inc.

                                            /s/ W. T. Field
                                           ---------------------------
                                            W. T. Field, President

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                                    TENANT:

                                    telecom technologies, inc.,
                                     a Texas corporation

                                    By: /s/ Anousheh Ansari
                                        ------------------------------
                                        Anousheh Ansari, President

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[Floor Plan Third Floor]